OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2013
Other Real Estate Owned [Abstract]
Real Estate Owned [Text Block]
OTHER REAL ESTATE OWNED

At December 31, 2013, other real estate owned consisted of eight residential and four commercial real estate properties. At December 31, 2012, other real estate owned consisted of three residential and three commercial real estate properties which were held for sale. A summary of expenses applicable to other real estate operations for the years ended December 31, 2013, 2012 and 2011, is as follows:

	Years Ended December 31,
	2013	2012	2011
	(In Thousands)
Net loss from sales or write-downs of other real estate owned	$43	$60	$236
Other real estate expense, net of rental income	521	441	540
Expense from other real estate operations, net	$564	$501	$776